Exhibit 32

                            CERTIFICATION PURSUANT TO
      18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13A-14(B) AND 15D-14(B)
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Comjoyful International Co. on Form 10-Q/A for the period ended January 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operation of the Company.


Dated: April 8, 2013
                                       By: /s/ Yazhong Liao
                                           -------------------------------------
                                           Yazhong Liao
                                           Chief Executive Officer